Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Information

Third Quarter 2021

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12

Portfolio Information
Property Detail	13
Leasing Summary	14
Capital Summary - Expenditures & Same Property Leasing Commitments	15
Tenants Representing 2.5% or More of Annualized Rental Revenue	16
Same Property Lease Expiration Schedule	17

Additional Support
Common & Potential Common Shares	18
Definitions	19

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions, including statements regarding the overall impact of COVID-19 on the foregoing to the extent we make any such statements. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	82.5%	78.6%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Gerald A. Spector
Ellen-Blair Chube	Peter Linneman (Lead Independent Trustee)	James A. Star
Martin L. Edelman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

William H. Griffiths	Orrin S. Shifrin
Senior Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
OPERATING INFORMATION
Ending property count	4	4	4	4	4
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	82.5%	83.1%	85.6%	85.7%	87.7%
Percent commenced	78.6%	79.6%	82.2%	81.7%	85.1%
Net loss attributable to EQC common shareholders	$(4,805)	$(3,933)	$(12,015)	$(3,663)	$(1,628)
Adjusted EBITDAre (1)	1,806	2,523	1,451	2,880	5,456
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	82.5%	83.1%	85.6%	85.7%	87.7%
Percent commenced	78.6%	79.6%	82.2%	81.7%	85.1%
Same Property NOI (1)	$7,791	$8,309	$8,106	$7,317	$9,824
Same Property Cash Basis NOI (1)	7,375	7,748	7,799	7,301	8,156
Same Property NOI margin	56.1%	55.9%	55.1%	51.0%	60.4%
Same Property Cash Basis NOI margin	54.8%	54.1%	54.2%	50.9%	55.8%
SHARES OUTSTANDING AND PER SHARE DATA (2)
Shares Outstanding at End of Period
Common stock outstanding	121,511	121,940	121,917	121,523	121,525
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (2)	1,039	1,012	1,469	1,921	1,994
Preferred Stock Outstanding (3)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (4)	122,190	122,189	122,002	121,673	121,673
Diluted (4)	122,190	122,189	122,002	121,673	121,673
Distributions Declared Per Common Share	$—	$—	$—	$—	$3.50
BALANCE SHEET
Total assets	$3,244,603	$3,256,268	$3,260,676	$3,277,671	$3,708,774
Total liabilities	32,769	24,432	29,058	34,507	465,668
MARKET CAPITALIZATION
Market value of preferred shares	$152,813	$158,024	$154,337	$146,866	$142,786
Market value of diluted common shares	3,183,849	3,221,342	3,430,131	3,367,552	3,289,311
Total Market Capitalization	$3,336,662	$3,379,366	$3,584,468	$3,514,418	$3,432,097

(1)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(2)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(3)	As of September 30, 2021, we had 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.
(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	September 30, 2021	December 31, 2020
ASSETS
Real estate properties:
Land	$44,060	$44,060
Buildings and improvements	362,391	357,650
	406,451	401,710
Accumulated depreciation	(154,230)	(143,319)
	252,221	258,391
Cash and cash equivalents	2,961,564	2,987,225
Rents receivable	15,473	14,702
Other assets, net	15,345	17,353
Total assets	$3,244,603	$3,277,671

LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other	$27,391	$20,588
Rent collected in advance	2,424	2,928
Distributions payable	2,954	10,991
Total liabilities	$32,769	$34,507

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,511,102 and 121,522,555 shares issued and outstanding, respectively	1,215	1,215
Additional paid in capital	4,282,106	4,294,632
Cumulative net income	3,800,186	3,814,948
Cumulative common distributions	(4,281,754)	(4,283,668)
Cumulative preferred distributions	(715,703)	(709,712)
Total shareholders’ equity	3,205,313	3,236,678
Noncontrolling interest	6,521	6,486
Total equity	$3,211,834	$3,243,164
Total liabilities and equity	$3,244,603	$3,277,671

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	September 30, 2021	December 31, 2020
Additional Balance Sheet Information

Straight-line rents receivable	$15,010	$13,733
Accounts receivable	463	969
Rents receivable	$15,473	$14,702

Capitalized lease incentives, net	$1,343	$1,567
Deferred leasing costs, net	10,337	11,441
Other	3,665	4,345
Other assets, net	$15,345	$17,353

Accounts payable	$2,062	$2,120
Accrued taxes	8,639	7,072
Accrued capital expenditures	169	986
Accrued leasing costs	26	93
Security deposits	2,108	2,264
Other accrued liabilities	14,387	8,053
Accounts payable, accrued expenses and other	$27,391	$20,588

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenues:
Rental revenue	$13,141	$15,742	$41,424	$48,133
Other revenue (1)	740	743	2,183	3,437
Total revenues	$13,881	$16,485	$43,607	$51,570

Expenses:
Operating expenses	$6,102	$6,444	$19,311	$21,882
Depreciation and amortization	4,588	5,137	13,371	14,649
General and administrative	7,572	7,191	30,691	26,097
Total expenses	$18,262	$18,772	$63,373	$62,628

Interest and other income, net	1,599	2,606	5,068	18,944
Interest expense (including net amortization of debt premiums and deferred financing fees of $—, $(3), $—, and $(119), respectively)	—	(9)	—	(620)
Gain on early extinguishment of debt	—	131	—	131
Gain on sale of properties, net	—	—	—	446,536
(Loss) income before income taxes	(2,782)	441	(14,698)	453,933
Income tax expense	(32)	(71)	(94)	(170)
Net (loss) income	$(2,814)	$370	$(14,792)	$453,763
Net loss (income) attributable to noncontrolling interest	6	(1)	30	(803)
Net (loss) income attributable to Equity Commonwealth	$(2,808)	$369	$(14,762)	$452,960
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
Net (loss) income attributable to Equity Commonwealth common shareholders	$(4,805)	$(1,628)	$(20,753)	$446,969

Weighted average common shares outstanding — basic (2)	122,190	121,673	122,128	121,824
Weighted average common shares outstanding — diluted (2)	122,190	121,673	122,128	126,282

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$(0.04)	$(0.01)	$(0.17)	$3.67
Diluted	$(0.04)	$(0.01)	$(0.17)	$3.59

Distributions declared per common share	$—	$3.50	$—	$3.50

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$13,141	$14,114	$14,169	$14,001	$15,742
Other revenue (1)	740	761	682	707	743
Operating expenses	(6,102)	(6,588)	(6,621)	(6,976)	(6,444)
NOI	$7,779	$8,287	$8,230	$7,732	$10,041
Straight-line rent adjustments	(409)	(561)	(307)	(6)	(367)
Lease termination fees	(7)	—	—	(10)	(1,300)
Cash Basis NOI	$7,363	$7,726	$7,923	$7,716	$8,374
Cash Basis NOI from non-same properties (2)	12	22	(124)	(415)	(218)
Same Property Cash Basis NOI	$7,375	$7,748	$7,799	$7,301	$8,156
Non-cash rental income and lease termination fees from same properties	416	561	307	16	1,668
Same Property NOI	$7,791	$8,309	$8,106	$7,317	$9,824

Reconciliation of Same Property NOI to GAAP Net (Loss) Income:
Same Property NOI	$7,791	$8,309	$8,106	$7,317	$9,824
Non-cash rental income and lease termination fees from same properties	(416)	(561)	(307)	(16)	(1,668)
Same Property Cash Basis NOI	$7,375	$7,748	$7,799	$7,301	$8,156
Cash Basis NOI from non-same properties (2)	(12)	(22)	124	415	218
Cash Basis NOI	$7,363	$7,726	$7,923	$7,716	$8,374
Straight-line rent adjustments	409	561	307	6	367
Lease termination fees	7	—	—	10	1,300
NOI	$7,779	$8,287	$8,230	$7,732	$10,041
Depreciation and amortization	(4,588)	(4,432)	(4,351)	(4,680)	(5,137)
General and administrative	(7,572)	(7,390)	(15,729)	(7,136)	(7,191)
Interest and other income, net	1,599	1,626	1,843	2,284	2,606
Interest expense	—	—	—	—	(9)
Gain on early extinguishment of debt	—	—	—	—	131
Gain on sale of properties, net	—	—	—	208	—
(Loss) income before income taxes	$(2,782)	$(1,909)	$(10,007)	$(1,592)	$441
Income tax expense	(32)	(31)	(31)	(78)	(71)
Net (loss) income	$(2,814)	$(1,940)	$(10,038)	$(1,670)	$370

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Nine Months Ended September 30,
	2021	2020
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$41,424	$48,133
Other revenue (1)	2,183	3,437
Operating expenses	(19,311)	(21,882)
NOI	$24,296	$29,688
Straight-line rent adjustments	(1,277)	346
Lease termination fees	(7)	(1,300)
Cash Basis NOI	$23,012	$28,734
Cash Basis NOI from non-same properties (2)	(90)	(2,838)
Same Property Cash Basis NOI	$22,922	$25,896
Non-cash rental income and lease termination fees from same properties	1,284	1,153
Same Property NOI	$24,206	$27,049

Reconciliation of Same Property NOI to GAAP Net (Loss) Income:
Same Property NOI	$24,206	$27,049
Non-cash rental income and lease termination fees from same properties	(1,284)	(1,153)
Same Property Cash Basis NOI	$22,922	$25,896
Cash Basis NOI from non-same properties (2)	90	2,838
Cash Basis NOI	$23,012	$28,734
Straight-line rent adjustments	1,277	(346)
Lease termination fees	7	1,300
NOI	$24,296	$29,688
Depreciation and amortization	(13,371)	(14,649)
General and administrative	(30,691)	(26,097)
Interest and other income, net	5,068	18,944
Interest expense	—	(620)
Gain on early extinguishment of debt	—	131
Gain on sale of properties, net	—	446,536
(Loss) income before income taxes	$(14,698)	$453,933
Income tax expense	(94)	(170)
Net (loss) income	$(14,792)	$453,763

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change
Properties	4	4		4	4
Square Feet	1,507	1,507		1,507	1,507
% Leased	82.5%	87.7%	(5.2)%	82.5%	87.7%	(5.2)%
% Commenced	78.6%	85.1%	(6.5)%	78.6%	85.1%	(6.5)%

Rental revenue	$12,726	$13,872	(8.3)%	$39,998	$42,517	(5.9)%
Other revenue (1)	739	736	0.4%	2,182	3,202	(31.9)%
Straight-line rent adjustment	409	368		1,277	(147)
Lease termination fees	7	1,300		7	1,300
Total revenue	13,881	16,276	(14.7)%	43,464	46,872	(7.3)%
Operating expenses	(6,090)	(6,452)	(5.6)%	(19,258)	(19,823)	(2.9)%
NOI	$7,791	$9,824	(20.7)%	$24,206	$27,049	(10.5)%
NOI Margin	56.1%	60.4%		55.7%	57.7%

Straight-line rent adjustment	$(409)	$(368)		$(1,277)	$147
Lease termination fees	(7)	(1,300)		(7)	(1,300)
Cash Basis NOI	$7,375	$8,156	(9.6)%	22,922	25,896	(11.5)%
Cash Basis NOI Margin	54.8%	55.8%		54.3%	56.6%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net (loss) income	$(2,814)	$370	$(14,792)	$453,763
Interest expense	—	9	—	620
Income tax expense	32	71	94	170
Depreciation and amortization	4,588	5,137	13,371	14,649
EBITDA	$1,806	$5,587	$(1,327)	$469,202
Gain on sale of properties, net	—	—	—	(446,536)
EBITDAre	$1,806	$5,587	$(1,327)	$22,666
Adjustments to EBITDAre:
Gain on early extinguishment of debt	—	(131)	—	(131)
Executive severance expense	—	—	7,107	—
Adjusted EBITDAre	$1,806	$5,456	$5,780	$22,535

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Calculation of FFO
Net (loss) income	$(2,814)	$370	$(14,792)	$453,763
Real estate depreciation and amortization	4,546	4,917	13,232	13,972
Gain on sale of properties, net	—	—	—	(446,536)
FFO attributable to Equity Commonwealth	1,732	5,287	(1,560)	21,199
Preferred distributions	(1,997)	(1,997)	(5,991)	(5,991)
FFO attributable to EQC common shareholders and unitholders	$(265)	$3,290	$(7,551)	$15,208

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$(265)	$3,290	$(7,551)	$15,208
Straight-line rent adjustments	(409)	(367)	(1,277)	346
Sold property expense included in interest and other income, net	—	515	—	515
Gain on early extinguishment of debt	—	(131)	—	(131)
Executive severance expense	—	—	7,107	—
Taxes related to property sales included in general and administrative	—	—	—	1,458
Taxes related to property sales, net included in income tax expense	—	99	—	178
Normalized FFO attributable to EQC common shareholders and unitholders	$(674)	$3,406	$(1,721)	$17,574

Weighted average common shares and units outstanding -- basic (1)	122,437	121,916	122,373	122,038
Weighted average common shares and units outstanding -- diluted (1)	122,437	123,517	122,373	123,639
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic and diluted	$(0.00)	$0.03	$(0.06)	$0.12
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic and diluted	$(0.01)	$0.03	$(0.01)	$0.14

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended September 30, 2021 and 2020 include 247 and 243 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the nine months ended September 30, 2021 and 2020 include 245 and 214 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

PROPERTY DETAIL
As of September 30, 2021
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	91.1%	87.5%	$27,078	$175,541	$124,185	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	68.5%	68.0%	12,722	102,665	49,509	1997
3	206 East 9th Street	Austin, TX	Office	1	175,510	84.3%	76.7%	8,039	52,481	41,155	2012
	(Capitol Tower)
4	1250 H Street, NW	Washington, D.C.	Office	1	196,490	81.8%	72.3%	7,984	75,764	37,372	1998

	Total Same Properties			8	1,507,379	82.5%	78.6%	$55,823	$406,451	$252,221

(1)	Refer to the definitions section of this document for a description of our same property portfolio.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	82.5%	83.1%	85.6%	85.7%	87.7%
Percentage commenced	78.6%	79.6%	82.2%	81.7%	85.1%

Total Leases
Square feet	9	29	27	39	6
Lease term (years)	3.3	6.5	4.9	5.5	3.0
Starting cash rent	$45.24	$56.43	$47.03	$49.09	$38.54
Percent change in cash rent (1)	0.5%	13.2%	(17.0)%	0.4%	(0.4)%
Percent change in GAAP rent (1)	0.3%	20.3%	(10.0)%	12.4%	3.2%
Total TI & LC per square foot (2)	$13.50	$60.47	$32.00	$34.04	$34.15
Total TI & LC per sq. ft. per year of lease term (2)	$4.14	$9.33	$6.54	$6.22	$11.38

Renewal Leases
Square feet	3	21	16	29	6
Lease term (years)	3.3	5.7	6.7	5.1	3.0
Starting cash rent	$45.89	$59.70	$51.77	$49.25	$38.54
Percent change in cash rent (1)	1.7%	13.2%	(22.2)%	1.2%	(0.4)%
Percent change in GAAP rent (1)	(4.9)%	20.3%	(14.1)%	14.1%	3.2%
Total TI & LC per square foot (2)	$2.67	$43.48	$47.43	$29.72	$34.15
Total TI & LC per sq. ft. per year of lease term (2)	$0.82	$7.57	$7.06	$5.87	$11.38

New Leases
Square feet	6	8	11	10	—
Lease term (years)	3.3	8.5	2.3	6.7	—
Starting cash rent	$44.92	$47.49	$40.25	$48.63	$—
Percent change in cash rent (1)	(0.4)%	—	0.7%	(3.9)%	—
Percent change in GAAP rent (1)	4.0%	—	2.6%	3.7%	—
Total TI & LC per square foot (2)	$18.82	$106.93	$9.89	$46.86	$—
Total TI & LC per sq. ft. per year of lease term (2)	$5.77	$12.57	$4.35	$7.02	$—

The above leasing summary is based on leases executed during the periods indicated and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale. Our same property leasing activity is identical to the information above for all periods presented. Refer to the definitions section of this document for a description of our same property portfolio.

(1)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. Leasing in suites vacant longer than two years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Tenant improvements	$1,001	$394	$3,219	$3,782	$2,491
Leasing costs	34	501	268	823	29
Building improvements (1)	219	91	238	385	697
Total capital expenditures	$1,254	$986	$3,725	$4,990	$3,217

Average square feet during period	1,507	1,507	1,507	1,507	1,507

Building improvements per average total sq. ft. during period	$0.15	$0.06	$0.16	$0.26	$0.46

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	September 30, 2021
	New Leases	Renewal Leases	Total
Square feet leased during the period	6	3	9
Total TI & LC (2)	$113	$8	$121
Total TI & LC per square foot (2)	$18.82	$2.67	$13.50
Weighted average lease term by square foot (years)	3.3	3.3	3.3
Total TI & LC per square foot per year of lease term (2)	$5.77	$0.82	$4.14

(1)	Tenant-funded capital expenditures are excluded.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2021
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.4%	6.0%	2.3
2	KPMG, LLP	71	5.7%	5.4%	7.7
3	Crowdstrike, Inc.	36	2.9%	3.9%	3.1
4	CBRE, Inc.	40	3.2%	3.6%	6.5
5	Salesforce.com, Inc. (2)	65	5.2%	3.6%	4.2
6	Kazoo, Inc. (3)	26	2.1%	2.8%	1.7
7	Alden Torch Financial, LLC	34	2.7%	2.7%	5.4
8	Capitol Services, Inc.	26	2.1%	2.6%	0.8
9	Young & Rubicam LLC	24	1.9%	2.5%	0.3

	Total	402	32.2%	33.1%	4.0

(1)
Square footage as of September 30, 2021 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	Our lease with Salesforce.com, Inc. had partially commenced as of September 30, 2021. Approximately 44,000 square feet commenced as of December 31, 2020, and the remaining 21,000 square feet commenced in October of 2021.
(3)	During the second quarter of 2021, Kazoo, Inc. signed a five-year extension for approximately 13,000 square feet. The extension commenced in October of 2021.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2021
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2021	3	38	3.1%	3.1%	$2,169	3.9%	3.9%
2022	13	108	8.7%	11.8%	5,658	10.1%	14.0%
2023	18	199	16.0%	27.8%	8,983	16.1%	30.1%
2024	17	216	17.3%	45.1%	9,918	17.8%	47.9%
2025	11	145	11.7%	56.8%	5,558	10.0%	57.9%
2026	8	76	6.1%	62.9%	2,942	5.3%	63.2%
2027	12	124	10.0%	72.9%	5,088	9.1%	72.3%
2028	4	63	5.0%	77.9%	3,202	5.7%	78.0%
2029	6	139	11.2%	89.1%	6,699	11.9%	89.9%
2030	4	66	5.3%	94.4%	2,771	5.0%	94.9%
Thereafter	5	70	5.6%	100.0%	2,835	5.1%	100.0%
Total	101	1,244	100.0%		$55,823	100.0%
Weighted average remaining
lease term (in years)		4.4			4.3

(1)
Leased square footage as of September 30, 2021 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation - GAAP EPS	2021	2020	2021	2020

Weighted average common shares outstanding - basic (1)	122,190	121,673	122,128	121,824
Weighted average Series D preferred shares convertible to common shares (2)	—	—	—	2,857
Weighted average dilutive RSUs and maket-based LTIP Units (3)	—	—	—	1,601
Weighted average common shares outstanding - diluted (1)	122,190	121,673	122,128	126,282

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2021	2020	2021	2020
Weighted average EQC common shares outstanding (1)	122,190	121,673	122,128	121,824
Weighted average Operating Partnership Units outstanding (4)	223	113	203	99
Weighted average time-based LTIP Units (3)(4)	24	130	42	115
Weighted average common shares and units outstanding - basic (1)	122,437	121,916	122,373	122,038
Weighted average dilutive RSUs and market-based LTIP Units(3)	—	1,601	—	1,601
Weighted average common shares and units outstanding - diluted (1)	122,437	123,517	122,373	123,639

Rollforward of Share Count to September 30, 2021	Series D Preferred Shares (2)	EQC Common Shares (5)
Outstanding on December 31, 2020	4,915	121,523
Repurchase of common shares	—	(431)
Share-based compensation grants and vesting, net (6)	—	419
Outstanding on September 30, 2021	4,915	121,511
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on September 30, 2021 (3)		1,039
Potential common shares as measured on September 30, 2021 (7)		122,550

(1)
Weighted average common shares outstanding for the three months ended September 30, 2021 and 2020 includes 262 and 150 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the nine months ended September 30, 2021 and 2020 includes 255 and 159 unvested, earned RSUs, respectively.

(2)
As of September 30, 2021, we had 4,915 series D preferred shares that were convertible into 3,237 common shares. The series D preferred shares are antidilutive for GAAP EPS for the three and nine months ended September 30, 2021 and for the three months ended September 30, 2020. They are dilutive for GAAP EPS for the nine months ended September 30, 2020. The series D preferred shares are antidilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(3)
We have granted RSUs and LTIP Units to certain employees, officers, eligible consultants and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components.

(4)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax withholding obligations.
(7)
Potential common shares as measured on September 30, 2021 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares as of September 30, 2021 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2021, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.

DEFINITIONS
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from July 1, 2020 through September 30, 2021. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2020 through September 30, 2021. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from July 1, 2020 through September 30, 2021. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2020 through September 30, 2021. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.

DEFINITIONS
Total Market Capitalization
Total market capitalization is the market value of preferred shares plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.